UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2006

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-50327	93-1214598
(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California 94065
(Address of principal executive offices) (Zip Code)
(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition
     On February 7, 2006, iPass Inc. reported its results of operations for its fiscal fourth quarter and year ended December 31, 2005. A copy of the press release issued by iPass concerning these results is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
     The information in this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.
     iPass provides non-GAAP net income and non-GAAP earnings per share data as additional information for its operating results. These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. Non-GAAP net income and non-GAAP earnings per share exclude the effect of amortization of stock-based compensation and the amortization of intangibles. Management excludes the effect of amortization of stock-based compensation and amortization of intangibles as management does not believe that these charges are directly applicable to the core operating performance of iPass. As a result, management excludes the effect of these charges for budgeting purposes, as well as for analyzing the underlying performance of iPass. Management believes that although GAAP measures are important for investors to understand, providing investors with these non-GAAP measures provides investors additional important information to enable them to assess, in the way that management assesses, both the current and future operations of iPass.
     The reconciliation of non-GAAP financial measures set forth in this press release for the fourth quarter of 2005 and the fourth quarter of 2004 are set forth in the financial statements at the end of this press release. The reconciliation of non-GAAP financial measures set forth in this press release for the third quarter of 2005 are as follows:
A reconciliation between net income on a GAAP basis and non-GAAP net income is as follows:

GAAP net income	$4,210
(a) Amortization of stock-based compensation	237
(b) Amortization of intangibles	592
Non-GAAP net income	$5,039
A reconciliation between diluted net income per share on a GAAP basis and non-GAAP diluted net income per share is as follows:

GAAP diluted net income per share	$0.06
Per share effect of amortization of stock-based compensation and intangibles	0.02

Non-GAAP diluted net income per share	$0.08
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 7, 2006, entitled “iPass Reports Fourth Quarter and Full Year 2005 Financial Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPASS INC.
Dated: February 7, 2006	By:	/s/ FRANK E. VERDECANNA
Frank E. Verdecanna
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated February 7, 2006, entitled “iPass Reports Fourth Quarter and Full Year 2005 Financial Results.”